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                            Prudential Balanced Fund
                     (formerly Prudential Allocation Fund)

                       Supplement dated July 28, 1997 to
                      Prospectus dated September 27, 1996

The following information supplements 'General Information' the Prospectus:

On July 18, 1997, shareholders of the Strategy Portfolio approved a proposal to exchange the assets and liabilities of the Strategy Portfolio for shares of the Balanced Portfolio of the Fund. On July 25, 1997, shareholders of the Strategy Portfolio became shareholders of the Balanced Portfolio. The Strategy Portfolio was terminated effective with the closing of the reorganization. Effective July 25, 1997, Prudential Allocation Fund (Balanced Portfolio) changed its name to Prudential Balanced Fund.

The following information supplements 'How the Fund Invests--Investment Objectives and Policies--Balanced Portfolio' in the Prospectus:

    Up to 25% of assets may now be invested in securities rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's Ratings Group, respectively, or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if not rated, of comparable quality in the opinion of the investment adviser.

The following information supplements 'How the Fund is Managed--Manager' in the
Prospectus:

    The Fund is managed by Gregory Goldberg, Jeffrey Rose, CFA and Barbara Kenworthy. Messrs. Goldberg and Rose have responsibility for the day-to-day management of the equity portion of the Fund since January 1995 and July 1997, respectively. Mr. Goldberg is a Managing Director of Prudential Investments, a business group of the Prudential Investment Corporation (PIC). He joined PIC on January 11, 1994. Mr. Goldberg was previously employed by Daiwa International Capital Management (January 1988-December 1993) as a portfolio manager for institutional clients. Mr. Goldberg is also a portfolio manager of Prudential Multi-Sector Fund, Inc. Mr. Rose is a Vice President and Portfolio Manager of Prudential Investments. He joined Prudential Investments in June 1994 as an equity analyst. Prior thereto, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group (May 1992-June 1994). He also serves as a portfolio manager of Gibralter Advisors' Growth Portfolio. Ms. Kenworthy, a Managing Director of Prudential Investments, has had responsibility for the day-to-day management of the bond portion of the Fund since 1997. She also serves as a portfolio manager of Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust (Short-Intermediate Term Series) and Prudential Mortgage Income Fund, Inc. and has over 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield bonds.

    In making equity investments, Messrs. Goldberg and Rose generally focus on growth stocks with a potential for capital appreciation. They evaluate a company's earnings and balance sheet to find companies that, in their view, are leaders in their fields and have growth potential. With respect to fixed-income securities, Ms. Kenworthy generally focuses on issues with a potential for total return, selecting securities that, in her opinion, compare favorably in terms of price and yield relative to maturity.

Cusip No.:  Class A:  74431M-10-5
             Class B:  74431M-20-4
             Class C:  74431M-30-3
             Class Z:  74431M-40-2

MF134C-3 (7/28/97)